                                                               EXHIBIT  2.2

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We consent to the incorporation by reference in this Form 8-K/A of our report dated May 2, 1997, on our audit of the consolidated financial statements of SeraCare, Inc. and subsidiaries as of February 28, 1997, which report is included in the SeraCare, Inc. Annual Report on Form 10-KSB/A for the fiscal year ended February 28, 1997.


                                             /s/ BDO SEIDMAN, LLP